                                                                    Exhibit 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection  with the quarterly  report on Form 10-Q of NEDAK Ethanol,
LLC (the  "Company")  for the  period  ended  June 30,  2008,  as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy
Borer,  Treasurer and Secretary of the Company,  certify,  pursuant to 18 U.S.C.
Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of
2002, that:

         1.   The Report fully complies with the  requirements  of Section 13(a)
              or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Company.

                                         /s/ Timothy Borer
                                         ---------------------------------------
                                         Treasurer and Principal Financial
                                         Officer
Dated: January 16, 2009